UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2014

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-16731	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor

Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2014, TherapeuticsMD, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Jefferies LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named in Schedule B thereto (the “Underwriters”), and the selling stockholders named in Schedule A thereto (the “Selling Stockholders”) relating to the sale in a public offering of 9,000,000 shares of our common stock, par value $0.001 per share (“Common Stock”), by the Selling Stockholders at the public offering price of $7.10 per share. Pursuant to the Underwriting Agreement, certain of the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 shares of Common Stock. The Company will not sell any shares in the public offering, and will not receive any of the proceeds from the public offering. The public offering is expected to close on or about March 26, 2014, subject to customary closing conditions.

The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) on January 24, 2014, which was declared effective by the SEC on February 3, 2014 (Registration Statement No. 333-193558), and a preliminary and final prospectus supplement thereunder.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders, and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. A copy of the opinion of Greenberg Traurig, LLP relating to the validity of the Common Stock to be sold in the offering is attached hereto as Exhibit 5.1.

The Company issued press releases on March 18, 2014 and March 20, 2014, announcing the commencement of the offering and the pricing of the offering, respectively, which press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2014

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release from TherapeuticsMD, Inc., dated March 18, 2014, entitled “TherapeuticsMD Announces Launch of Secondary Offering”

99.2	Press Release from TherapeuticsMD, Inc., dated March 20, 2014, entitled “TherapeuticsMD Announces Pricing of Secondary Offering”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2014	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 20, 2014

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release from TherapeuticsMD, Inc., dated March 18, 2014, entitled “TherapeuticsMD Announces Launch of Secondary Offering”

99.2	Press Release from TherapeuticsMD, Inc., dated March 20, 2014, entitled “TherapeuticsMD Announces Pricing of Secondary Offering”